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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): JUNE 10, 2003



                          HASTINGS ENTERTAINMENT, INC.
             (Exact Name of Registrant as Specified in its Charter)



     TEXAS                          000-24381                   75-1386375
(State or Other                    (Commission                (IRS Employer
 Jurisdiction of                   File Number)             Identification No.)
 Incorporation)



3601 PLAINS BOULEVARD, SUITE 1, AMARILLO, TEXAS                     79102
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (806) 351-2300


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ITEM 9.  REGULATION FD DISCLOSURE

On June 10, 2003, in connection with the filing of the quarterly report on Form 10-Q of Hastings Entertainment, Inc., a Texas corporation (the "Company"), for the three months ended April 30, 2003 (the "Report"), John H. Marmaduke, President and Chief Executive Officer (Principal Executive Officer) and Dan Crow, Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of the Company each certified, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                HASTINGS ENTERTAINMENT, INC.



                                By:   /s/ Dan Crow
                                   --------------------------------------------
                                   Dan Crow
                                   Vice President and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)



Date: June 10, 2003